Commitments	6 Months Ended
Jun. 30, 2019
Commitments [Abstract]
Disclosure of commitments [text block]

11        Commitments

The Company enters into time charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between three days to three months as of June 30, 2019 and between five days to seven months as of December 31, 2018, assuming redelivery at the earliest possible date. Future net minimum lease revenues receivable under non-cancellable operating leases as of June 30, 2019 and December 31, 2018, are as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	June 30, 2019	December 31, 2018
Within one year	1,585	2,991
Total	1,585	2,991

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as crew expenses, maintenance and consumable costs.

At June 30, 2019, the Company was a party to an operating lease agreement as lessee. The operating lease relates to the office premises of the Manager at a monthly rate of €10.36 and for a lease period ending January 2, 2025.

The future minimum lease payments under this agreement as of June 30, 2019 assuming a Euro: US dollar exchange rate for 2019: 1:1.14, were as follows:

June 30, 2019
Within one year	165
After one year but not more than five years	567
More than five years	72
Total	804